Clover Health Reports Second Quarter 2025 Results; Delivering Strong Sustainable Growth
•Second quarter 2025 Medicare Advantage membership of 106,323, up 32% year-over-year
•Second quarter 2025 Total revenues of $478 million, up 34% year-over-year
•Second quarter 2025 profitability metrics with GAAP Net loss of $11 million, Adjusted EBITDA of $17 million, and Adjusted Net income of $17 million
Updates Full Year 2025 Guidance:
•Increases Average Medicare Advantage membership to 104,000 - 108,000, representing 32% growth year-over-year at the midpoint
•Maintains Insurance revenue between $1.800 billion and $1.875 billion, representing 37% growth year-over-year at the midpoint
•Improves Adjusted SG&A to between $335 million and $345 million, representing Adjusted SG&A as a percentage of Total revenues between 18% - 19%
•Maintains Adjusted EBITDA profitability between $50 million and $70 million
•Maintains Adjusted Net income between $50 million and $70 million
•Expects Insurance BER now between 88.5% - 89.5%
WILMINGTON, Del. – August 5, 2025 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today reported financial results for the second quarter 2025. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
"Our performance further demonstrates how our technology-first model drives better care management, above-market growth, and sustained profitability," said Clover Health CEO Andrew Toy. “By leading with affordability, choice, and AI-driven clinical recommendations, we have achieved strong Medicare Advantage results this year to date, and importantly, better health outcomes for our members. Our recently published clinical whitepaper on chronic obstructive pulmonary disease (COPD) shows that a relationship with a provider using Clover Assistant technology was correlated with fewer hospitalizations (15% lower) and readmissions (18% lower).”
“Our second quarter 2025 results reflect significant membership and revenue growth, along with sustained Adjusted Net income and Adjusted EBITDA profitability,” said Clover Health CFO Peter Kuipers. “We are executing our growth strategy well, and have generated significant momentum in our business this year during a 3.5 Star payment year. We believe this positions us well to achieve our updated 2025 guidance and expect it to further accelerate our growth and profitability in 2026, which is a 4 Star payment year."
Key Company highlights are as follows:

Dollars in Millions	2Q25	2Q24	Change (%)
Insurance revenue	$469.8	$349.9	34.3%
Total revenues	477.6	356.3	34.0%
Insurance net medical claims incurred	394.2	249.4	58.1%
Salaries and benefits plus General and administrative expenses ("SG&A")	109.8	99.9	9.9%
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A")(1)	82.5	71.7	15.1%
Adjusted SG&A as a % of Total revenues	17.3%	20.1%	(280 bps)
Net (loss) income from continuing operations	$(10.6)	$7.2	N/A*
Adjusted Net income from continuing operations(1)(2)	16.7	35.9	(53.5)%
Adjusted EBITDA(1)	17.1	36.2	(52.8)%
Average Medicare Advantage membership(5)	105,494	80,016	31.8%
Insurance BER(3)	88.4%	76.1%	(1,230 bps)
Total cash, cash equivalents, and investments	$389.3	$482.8	(19.4)%

1,2,3,4,5
Financial Guidance
For full-year 2025, Clover Health is updating its guidance as follows:

	Current 2025 Guidance	Previous 2025 Guidance
Insurance revenue	$1.800 billion - $1.875 billion	$1.800 billion - $1.875 billion
Adjusted SG&A(4)	$335 million - $345 million	$355 million - $365 million
Adjusted SG&A as a % of Total revenues	18% - 19%	19% - 20%
Adjusted EBITDA(4)	$50 million - $70 million	$50 million - $70 million
Adjusted Net income(2)(4)	$50 million - $70 million	$50 million - $70 million
Average Medicare Advantage membership	104,000 - 108,000	103,000 - 107,000
Insurance BER(4)	88.5% - 89.5%	87% - 88%
Lives under Clover Management

	June 30, 2025	June 30, 2024
Insurance members	106,323	80,261

*Not presented as a % change because the current or prior period amount is zero or the amount for the line item changed from a gain to a loss (or vice versa) and thus yields a result that is not meaningful.
1 Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net income from continuing operations (Non-GAAP) are Non-GAAP financial measures. Reconciliations of Adjusted SG&A (Non-GAAP) to SG&A, Adjusted EBITDA (Non-GAAP) to Net (loss) income from continuing operations, and Adjusted Net income from continuing operations (Non-GAAP) to Net loss from continuing operations, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
2 Adjusted Net income from continuing operations is a Non-GAAP financial measure. A reconciliation of Adjusted Net income from continuing operations to Net (loss) income from continuing operations, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. In the fourth quarter of 2024, the Company began presenting Adjusted Net income from continuing operations. Management believes that Adjusted Net income from continuing operations is helpful to investors in understanding and evaluating our operating performance and trends, as well as in assessing the Company’s financial performance in the same manner as our management and our board of directors.
3 Insurance Benefits Expense Ratio (“BER”) is a Non-GAAP financial measure. A reconciliation of Insurance BER to Insurance Net medical claims incurred, net, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. In the second quarter of 2024, the Company began presenting Insurance BER. Management believes that by adding quality improvement expenses into the Insurance BER calculation, it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and more fully captures the cost of maintaining and enhancing the quality of care for our members.
4 Reconciliations of projected Adjusted SG&A (Non-GAAP) to projected SG&A, projected Adjusted EBITDA (Non-GAAP) to Net income, and projected Adjusted Net income (Non-GAAP) to Net income, the most directly comparable GAAP measures, are not provided because Stock-based compensation, which is excluded from Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net income (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. A reconciliation of projected Insurance BER (Non-GAAP) to projected Net medical claims incurred, net, the most directly comparable GAAP measure, is not provided because quality improvements, which are included in Insurance BER (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's Non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures” below and in Appendix A.
5 Average Medicare Advantage membership represents the average membership during the three months included in the second quarter of 2025.

Earnings Conference Call Details
Clover Health’s management will host a conference call to discuss its financial results on Tuesday, August 5, 2025, at 5:00 PM Eastern Time. To access the call via telephone, please dial 800-245-3047 (for U.S. callers) or 203-518-9765 (for callers outside the U.S.) and enter the conference ID: CLOVQ225. A live audio webcast will also be available online at: https://event.on24.com/wcc/r/5004864/5729A47D06B46D779C215395F221D12A and related presentation materials will be available at Clover Health’s Investor Relations website at investors.cloverhealth.com. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link and at Clover Health’s Investor Relations website at investors.cloverhealth.com, and will remain available for approximately 12 months.
Upcoming Investor Events & Conferences
•2025 Canaccord Genuity 45th Annual Growth Conference at 11:00 a.m. Eastern Time, Tuesday, August 12, 2025
Any live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health’s Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Guidance" and statements regarding expectations relating to potential improvements in revenues, operating expenses, Adjusted SG&A, Insurance BER, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2025). Statements regarding our Adjusted EBITDA profitability and Adjusted Net income profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2025 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures
We use Non-GAAP measures in this release, including Insurance BER, Adjusted EBITDA, Adjusted Net income from continuing operations, Adjusted SG&A and Adjusted SG&A as a percentage of Total revenues. These Non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these Non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These Non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these Non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.
About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, and Chronic Obstructive Pulmonary Disease as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.
Visit: www.cloverhealth.com
Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Inquiries:
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amounts)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$188,648	$194,543
Investment securities, available-for-sale (Amortized cost: 2025: $11,161; 2024: $27,153)	10,856	26,997
Investment securities, held-to-maturity (Fair value: 2025: $1,766; 2024: $15)	1,768	15
Accrued retrospective premiums	84,454	41,253
Healthcare receivables	46,893	51,539
Prepaid expenses	15,252	13,174
Other assets, current	15,068	15,603
Total current assets	362,939	343,124

Investment securities, available-for-sale (Amortized cost: 2025: $174,988; 2024: $203,147)	175,470	201,719
Investment securities, held-to-maturity (Fair value: 2025: $12,370; 2024: $13,913)	12,526	14,343
Property and equipment, net	5,201	5,307
Other intangible assets	2,990	2,990
Other assets, non-current	15,861	13,259
Total assets	$574,987	$580,742

Liabilities and Stockholders' Equity
Current liabilities
Unpaid claims	$139,660	$156,396
Accounts payable and accrued expenses	33,951	34,564
Accrued salaries and benefits	25,184	19,090
Other liabilities, current	3,153	3,466
Total current liabilities	201,948	213,516

Other liabilities, non-current	28,860	26,083
Total liabilities	230,808	239,599
Commitments and Contingencies
Stockholders' equity
Class A Common Stock, $0.0001 par value; 2,500,000,000 shares authorized at June 30, 2025 and December 31, 2024; 418,386,775 and 414,493,051 issued and outstanding at June 30, 2025 and December 31, 2024, respectively	42	41
Class B Common Stock, $0.0001 par value; 500,000,000 shares authorized at June 30, 2025 and December 31, 2024; 92,375,003 and 89,032,305 issued and outstanding at June 30, 2025 and December 31, 2024, respectively	9	9
Additional paid-in capital	2,630,021	2,576,471
Accumulated other comprehensive income (loss)	177	(1,584)
Accumulated deficit	(2,214,655)	(2,202,803)
Less: Treasury stock, at cost; 28,132,383 and 18,752,947 shares held at June 30, 2025 and December 31, 2024, respectively	(71,415)	(30,991)
Total stockholders' equity	344,179	341,143
Total liabilities and stockholders' equity	$574,987	$580,742

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Dollars in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Premiums earned, net (Net of ceded premiums of $96 and $102 for the three months ended June 30, 2025 and 2024 respectively, and $192 and $203 for the six months ended June 30, 2025 and 2024, respectively.)	$469,826	$349,900	$926,732	$691,622
Other income	7,794	6,360	13,219	11,560
Total revenues	477,620	356,260	939,951	703,182

Operating expenses:
Net medical claims incurred	377,992	248,347	731,434	513,509
Salaries and benefits	61,309	55,499	120,331	114,722
General and administrative expenses	48,484	44,424	99,159	88,993
Depreciation and amortization	394	330	860	648
Restructuring costs	—	473	—	826
Total operating expenses	488,179	349,073	951,784	718,698
(Loss) income from continuing operations	(10,559)	7,187	(11,833)	(15,516)

Change in fair value of warrants	19	17	19	17
Loss on investment	—	—	—	467
Net (loss) income from continuing operations	(10,578)	7,170	(11,852)	(16,000)
Net income from discontinued operations	—	238	—	4,238
Net (loss) income	$(10,578)	$7,408	$(11,852)	$(11,762)
Per share data:
Basic weighted average number of class A and class B common shares and common share equivalents outstanding	509,043,210	487,483,087	508,893,753	487,575,520
Diluted weighted average number of class A and class B common shares and common share equivalents outstanding	509,043,210	495,179,955	508,893,753	487,575,520
Continuing operations:
Basic (loss) earnings per share	$(0.02)	$0.01	$(0.02)	$(0.03)
Diluted (loss) earnings per share	$(0.02)	$0.01	$(0.02)	$(0.03)
Discontinued operations:
Basic earnings per share	$—	$—	$—	$0.01
Diluted earnings per share	$—	$—	$—	$0.01

Net unrealized gain on available-for-sale investments	251	301	1,761	111
Comprehensive (loss) income	$(10,327)	$7,709	$(10,091)	$(11,651)

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(11,852)	$(11,762)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	860	648
Stock-based compensation	52,632	56,698
Change in fair value of warrants and amortization of warrants	19	17
Accretion, net of amortization	(946)	(1,618)
Change in accrued interest earned	347	(463)
Net realized gains on investment securities	(437)	(5)
Loss on investment	—	467
Changes in operating assets and liabilities:
Accrued retrospective premiums	(43,201)	(31,816)
Prepaid expenses	(2,078)	(99)
Other assets	(2,084)	(6,690)
Healthcare receivables	4,646	(2,575)
Unpaid claims	(16,736)	63,450
Accounts payable and accrued expenses	(613)	3,257
Accrued salaries and benefits	6,094	11,449
Other liabilities	2,464	(1,261)
Net cash (used in) provided by operating activities from continuing operations	(10,885)	79,697
Net cash used in operating activities from discontinued operations	—	(9,005)
Net cash (used in) provided by operating activities	(10,885)	70,692
Cash flows from investing activities:
Purchases of short-term investments, available-for-sale, and held-to-maturity securities	(59,864)	(51,670)
Proceeds from sales of short-term investments and available-for-sale securities	79,313	—
Proceeds from maturities of short-term investments and available-for-sale securities	25,801	66,651
Purchases of property and equipment	(754)	(842)
Net cash provided by investing activities	44,496	14,139
Cash flows from financing activities:
Issuance of common stock, net of early exercise liability	363	23
Issuance of common stock under employee stock purchase plan, net of stock issuance costs	555	—
Cash paid for shares withheld related to stock-based compensation	(22,127)	(4,805)
Repurchases of common stock	(18,297)	(1,772)
Net cash used in financing activities	(39,506)	(6,554)
Net (decrease) increase in cash and cash equivalents	(5,895)	78,277
Cash and cash equivalents, beginning of period	194,543	176,494
Cash and cash equivalents, end of period	$188,648	$254,771

CLOVER HEALTH INVESTMENTS, CORP.
OPERATING SEGMENTS
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Insurance Segment	2025	2024	2025	2024
Premiums earned, net (net of ceded premiums)	$469,826	$349,900	$926,732	$691,622
Less:
Net medical claims incurred	394,212	249,406	762,100	515,482
Salaries and benefits	60,309	54,508	118,639	112,836
General and administrative expenses	47,693	43,631	97,764	87,530
Segment net (loss) income	$(32,388)	$2,355	$(51,771)	$(24,226)

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Salaries and benefits	$61,309	$55,499	$120,331	$114,722
General and administrative expenses	48,484	44,424	99,159	88,993
Total SG&A (GAAP)	109,793	99,923	219,490	203,715
Adjustments
Stock-based compensation	(26,195)	(27,900)	(52,632)	(56,698)
Non-recurring legal expenses and settlements	(1,105)	(319)	(1,258)	(373)
Adjusted SG&A (Non-GAAP)	$82,493	$71,704	$165,600	$146,644

Total revenues (GAAP)	$477,620	$356,260	$939,951	$703,182
Adjusted SG&A (Non-GAAP) as a percentage of Total revenues	17.3%	20.1%	17.6%	20.9%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net (loss) income from continuing operations (GAAP):	$(10,578)	$7,170	$(11,852)	$(16,000)
Adjustments
Depreciation and amortization	394	330	860	648
Change in fair value of warrants	19	17	19	17
Loss on investment	—	—	—	467
Stock-based compensation	26,195	27,900	52,632	56,698
Restructuring costs	—	473	—	826
Non-recurring legal expenses and settlements	1,105	319	1,258	373
Adjusted EBITDA (non-GAAP)	$17,135	$36,209	$42,917	$43,029
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net (loss) income from continuing operations (GAAP)	$(10,578)	$7,170	$(11,852)	$(16,000)
Adjustments
Stock-based compensation	26,195	27,900	52,632	56,698
Restructuring costs	—	473	—	826
Non-recurring legal expenses and settlements	1,105	319	1,258	373
Adjusted Net income from continuing operations (non-GAAP)	$16,722	$35,862	$42,038	$41,897
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net medical claims incurred, net (GAAP):	$394,212	$249,406	$762,100	$515,482
Adjustments
Quality improvements	21,191	16,733	46,903	34,938
Insurance benefits expense, net (Non-GAAP)	$415,403	$266,139	$809,003	$550,420

Premiums earned, net (GAAP)	$469,826	$349,900	$926,732	$691,622
Insurance BER, net (Non-GAAP)	88.4%	76.1%	87.3%	79.6%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions
Adjusted SG&A - A Non-GAAP financial measure defined by us as total SG&A less stock-based compensation and non-recurring legal expenses and settlements. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of Total revenues is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.
Adjusted EBITDA - A Non-GAAP financial measure defined by us as net (loss) income from continuing operations before depreciation and amortization, interest expense, change in fair value of warrants, loss on investment, stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted Net income from continuing operations - A Non-GAAP financial measure defined by us as net (loss) income from continuing operations before stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted Net income from continuing operations is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends. We believe that Adjusted Net income from continuing operations is helpful to investors in assessing the Company’s financial performance in the same manner as our management and our board of directors.
Insurance Benefits Expense Ratio - A Non-GAAP financial measure defined by us as Benefits Expense Ratio ("BER"). We calculate our Insurance BER by taking the total of Insurance net medical expenses incurred and quality improvements, and dividing that total by premiums earned on a net basis, in a given period. Quality improvements include expenses associated with activities that improve health outcomes, as defined by the U.S. Department of Health and Human Services ("HHS"), as well as those directly tied to enhancing healthcare quality, such as the Company's spend on health information technology, wellness and prevention programs, initiatives to reduce hospital readmissions, and our clinically focused Member Rewards program. We believe our Insurance BER is useful to management, investors, and others because it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and gives a comprehensive view of costs related to maintaining and improving the quality of care of our members, which is crucial for sustaining member satisfaction and adherence to treatment regimens.